                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):             December 20, 1999


                    NEW ENGLAND LIFE PENSION PROPERTIES IV;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-15429                                                04-2893298
(Commission File Number)                       (IRS Employer Identification No.)


    225 Franklin Street, 25th Floor
              Boston, MA                                       02110
(Address of principal executive offices)                    (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     New England Life Pension Properties IV; A Real Estate Limited Partnership (the "Partnership") owns a 69.5% partnership interest in Gateway 51 Partnership (the "Joint Venture"), a general partnership organized to own real property. The remaining 30.5% is owned by New England Pension Properties V; A Real Estate Limited Partnership, an affiliate of the Partnership. On December 20, 1999, the Joint Venture sold its property located at 7130-7150 Columbia Gateway Drive, Columbia, Maryland. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $19,850,000, of which the Partnership's share was $13,795,750. The selling price was determined by arms-length negotiation between the Joint Venture and the Buyer. The Partnership received its 69.5% share of the net proceeds, approximately $13,425,000, and recognized a gain of approximately $1,505,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of September 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the nine month period ended September 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 3, 2000      NEW ENGLAND LIFE PENSION PROPERTIES IV;
                               A REAL ESTATE LIMITED PARTNERSHIP
                                         (Registrant)



                               By:  Fourth Copley Corp.,
                                    Managing General Partner


                               By:  /s/ Alison Husid Cutler
                                    -----------------------
                                    Name: Alison Husid Cutler
                                    Title: President, Chief Executive
                                    Officer and Director

                                   EXHIBIT A

New England Life Pension Properties IV
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 1999
Unaudited

                                                                                     Pro Forma                 September 30, 1999
                                                   September 30, 1999               Adjustment                    Pro Forma
                                                   ------------------               ----------                ------------------
ASSETS

Joint Venture                                              $4,301,103                       $0                        $4,301,103

Joint Venture, held for disposition, net                   11,506,397              (11,506,397)(a)                             0

Other net assets                                              146,489                        0                           146,489

Cash and cash equivalents                                  18,656,254               13,425,371 (a)                    32,081,625
                                                   ------------------         -----------------               ------------------
                                                          $34,610,243               $1,918,974                       $36,529,217
                                                   ==================         =================               ==================
LIABILITIES AND PARTNERS'CAPITAL

Accounts payable                                             $155,839                       $0                          $155,839
Accrued management fee                                        146,719                        0                           146,719
Deferred management and disposition fees                    4,680,003                  413,872 (b)                     5,093,875
                                                   ------------------         -----------------               ------------------
Total liabilities                                           4,982,561                  413,872                         5,396,433
                                                   ==================         =================               ==================

Partners' capital (deficit):
   Limited partners ($422 per unit;
   120,000 units authorized, 94,997
   units issued and outstanding)                           29,637,112                1,490,051 (a)                    31,127,163
   General partners                                            (9,430)                  15,051 (a)                         5,621
                                                   ------------------         ----------------                -------------------
                                                           29,627,682                1,505,102                        31,132,784
                                                   ------------------         ----------------                -------------------
Total partners' capital                                   $34,610,243               $1,918,974                       $36,529,217
                                                   ==================         =================               ==================

                                   EXHIBIT B

New England Life Pension Properties IV
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited

                                                                                                      Year Ended
                                                Year Ended                   Pro Forma            December 31, 1998
                                            December 31, 1998                Adjustment               Pro Forma
                                            -----------------         -----------------           -----------------
Investment Activity

Property rentals                                   $2,907,757                       $0                  $2,907,757
Property operating expenses                        (1,358,566)                       0                  (1,358,566)
Depreciation and amortization                        (549,260)                       0                    (549,260)
                                            ------------------        -----------------           -----------------
                                                      999,931                        0                      999,931

Joint venture earnings                              1,515,033               (1,003,627)(b)                  511,406
Amortization                                           (5,308)                   3,468 (b)                   (1,840)
                                            ------------------        -----------------           -----------------
   Total real estate operations                     2,509,656               (1,000,159)                    1,509,497

Gain on sales of property                           3,742,541                        0                     3,742,541
                                            ------------------        -----------------           ------------------
Total real estate activity                          6,252,197               (1,000,159)                    5,252,038

Interest on cash equivalents and short
 term investments                                     396,197                        0                       396,197
                                            ------------------        -----------------           ------------------
   Total investment activity                        6,648,394               (1,000,159)                    5,648,235


Portfolio Expenses

Management fee                                         333,771                 (88,309)(f)                   245,462
General and administrative                             325,912                  (5,908)(g)                   320,004
                                            -------------------       -----------------           ------------------
                                                       659,683                 (94,217)                      565,466
                                            -------------------       -----------------           ------------------
Net income (loss)                                   $5,988,711               ($905,942)                   $5,082,769
                                            ===================       =================           ==================
Net income (loss)
 per limited partnership unit                           $62.41                  ($9.44)(d)                    $52.97
                                            ===================       =================           ==================
Number of limited partnership units
 outstanding during the year                            94,997                  94,997                        94,997
                                            ===================       =================           ==================

                                   EXHIBIT C

New England Life Pension Properties IV
A Real Estate Limited Partnership
Pro Forma Income Statement
Nine Months Ended September 30, 1999
Unaudited

                                                                                        Nine Months Ended
                                                  Nine Months Ended      Pro Forma      September 30, 1999
                                                 September 30, 1999     Adjustment           Pro Forma
                                                 ------------------     ----------      ------------------
Investment Activity

Property rentals                                         $1,480,349             $0             $1,480,349
Property operating expenses                                (889,448)             0               (889,448)
Depreciation and amortization                               (83,830)             0                (83,830)
                                                 ------------------    -----------      -----------------
                                                            507,071              0                507,071

Joint venture earnings                                    1,430,398       (919,514)(e)            510,884
Amortization                                                 (3,981)         2,601 (e)             (1,380)

   Total real estate operations                           1,933,488       (916,913)             1,016,575

Gain on sale of property                                  3,474,005              0              3,474,005
                                                 ------------------    -----------      -----------------
   Total real estate activity                             5,407,493       (916,913)             4,490,580

Interest on cash equivalents and short term
 investments                                                220,374              0                220,374
                                                 ------------------    -----------      -----------------
   Total investment activity                              5,627,867       (916,913)             4,710,954

Portfolio Expenses

Management fee                                              261,930        (63,050)(f)            198,880
General and administrative                                  219,092              0                219,092
                                                 ------------------    -----------      -----------------
                                                            481,022        (63,050)               417,972
                                                 ------------------    -----------      -----------------
Net income (loss)                                        $5,146,845      ($853,863)            $4,292,982
                                                 ==================    ===========      =================
Net income (loss) per limited partnership unit               $53.64         ($8.90)(d)             $44.74
                                                 ==================    ===========      =================
Number of limited partnership units
 outstanding during the period                               94,997         94,997                 94,997
                                                 ==================    ===========      =================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.